Advantus Series Fund, Inc.

Supplement dated December 18, 2008 to the Prospectus of Advantus Series Fund, Inc. (the "Fund") dated May 1, 2008 as previously supplemented October 17, 2008

This supplement, which replaces the previous supplement dated October 17, 2008, updates certain information contained in the Prospectus and should be attached to the Prospectus and retained for future reference.

Money Market Portfolio

The Fund, on behalf of the Money Market Portfolio (the "Portfolio"), is participating in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the "Guarantee Program") for the periods described below. The Guarantee Program provides coverage to shareholders of record for amounts they held in the Money Market Portfolio as of the close of business on September 19, 2008 ("Eligible Shareholders"). (Minnesota Life Insurance Company owns all of the shares of the Portfolio through its separate accounts, and is its sole shareholder of "record." The Portfolio is an underlying investment vehicle used by variable annuity and variable life insurance contracts. The owners of such contracts shall be considered by the Portfolio as shareholders for purposes of the Guarantee Program.) Subsequent contributions by existing or new shareholders are not covered by the Guarantee Program. The Guarantee Program will be triggered if the Money Market Portfolio's net asset value falls below $0.995 (a "Guarantee Event").

If a Guarantee Event occurs, certain conditions are necessary for receiving a Guarantee Payment from the U.S. Treasury:

1.  The Fund's Board shall promptly initiate the actions necessary under applicable state and federal law to commence the liquidation of the Portfolio, including ceasing the declaration and payment of dividends and suspending the redemption of its shares.

2.  The Portfolio shall be liquidated on or before the 30th day following the occurrence of a Guarantee Event, unless the Treasury, in its sole and absolute discretion, after taking into account prevailing market conditions, consents in writing to a later date.

The number of shares guaranteed under the Guarantee Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares owned by an Eligible Shareholder when a Guarantee Event occurs. The Guarantee Program only applies to Eligible Shareholders who continuously maintain a positive account balance from September 19, 2008 until the date a Guarantee Event occurs. An Eligible Shareholder will receive in the aggregate $1.00 per protected share upon liquidation of the Portfolio pursuant to the Guarantee Program (subject to adjustment and the overall limit of $50 billion currently available under the Guarantee Program to all money market funds participating in the Guarantee Program). Payments will be made by the Treasury under the Guarantee Program on a first come, first served basis, based on the date of receipt by Treasury of a request for payment. If there are insufficient funds under the Guarantee Program to pay all requests for payment, then available funds under the Guarantee Program will be paid pro rata among funds that submitted their request to Treasury on the same day based on the number of shares in those funds covered under the Guarantee Program.

The Guarantee Program initially existed for a three-month period expiring on December 18, 2008 (the "Initial Period"), but was later extended by the Treasury Department for an additional period expiring on April 30, 2009 (the "Extension Period"). Subsequently, the Treasury Department will review the need and terms for further extending the Guarantee Program up to the close of business on September 18, 2009, and the Portfolio may continue to participate, but is not required to do so.

Participation in the Initial Period of the Guarantee Program required a payment to the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. Participation in the Extension Period of the Guarantee Program required an additional payment to the Treasury in the amount of 0.015% based on the net asset value of the Portfolio as of September 19, 2008. These expenses will be borne by the Portfolio.

You can contact the Fund at 1-800-995-3850 for more information regarding the Fund's participation in the Guarantee Program. As of the date of this Supplement, more information about the Guarantee Program is available at http://www.ustreas.gov.

F70060 12-2008

The text on page 17, starting with "Fees and Expenses," is replaced by the following:

Fees and Expenses. Investors pay fees and expenses in connection with investing in the Money Market Portfolio. This table describes the fees and expenses that investors pay if they buy and hold shares of the Portfolio, but it does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

  Shareholder Fees

  (fees paid directly from an investment in the Portfolio)

    Not Applicable

  Annual Portfolio Operating Expenses

  (expenses that are deducted from Portfolio assets)

Management Fees	%	0.30
Rule 12b-1 Fees	%	0.25
Other Expenses(a)%		0.19
Acquired Fund Fees and Expenses(b)%		0.01
Total Annual Portfolio Operating Expenses	%	0.75

(a)  The Portfolio's expenses have been restated, based upon 2008 estimated expenses, to reflect expenses to be incurred by the Portfolio as a result of both a change in the Fund's expense allocation methodology effective January 1, 2008, and the cost of participating in the U.S. Treasury Temporary Guarantee Program for money market funds.

(b)  In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

Example. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$76	238	415	926

The table and the example above reflect the Portfolio related fees and expenses that an investor would bear indirectly as the owner of a variable life insurance policy or variable annuity contract, or as a participant in a qualified plan, that invests in the Portfolio. There are other fees and expenses related to such policies and contracts, or qualified plans, that are not reflected in this prospectus. If the table and example included those other fees and expenses, the fees and expenses shown in the table and example would be higher.

Summary – Bond Portfolio

The following is added as a new paragraph following the second paragraph on page 2:

The Portfolio's benchmark index is the Lehman Brothers Aggregate Bond Index (the "Index"), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Portfolio's investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Portfolio holds securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Portfolio typically holds similar, but not identical securities represented in the Index. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the Portfolio Manager from time to time, and my vary significantly from the Index exposure.

Summary – Mortgage Securities Portfolio

The following is added as a new paragraph following the second paragraph on page 18:

The Portfolio's benchmark index is the Lehman Brothers Mortgage-Backed Securities Index (the "Index"). The Index is an unmanaged benchmark composite which includes fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Portfolio has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Portfolio is determined by the Portfolio Manager, and may vary significantly from the Index exposure.